RECOVERABLE TAXES	12 Months Ended
Dec. 31, 2023
Recoverable Taxes
RECOVERABLE TAXES

8.	RECOVERABLE TAXES

		Consolidated
	12/31/2023	12/31/2022
State Value-Added Tax	1,492,575	1,130,843
Brazilian federal contributions (1)	2,729,606	1,862,828
Other taxes	59,316	189,087
	4,281,497	3,182,758

Classified:
Current	1,744,074	1,865,626
Non-current	2,537,423	1,317,132
	4,281,497	3,182,758

(1)	In 2023, the increase is mainly due to extemporaneous credit for excluding of freight from the IPI calculation base, being approximately R$345,215, increases of R$37,153 in PIS and R$143,575 in COFINS recoverabl e. Increases in IRRF recoverabl e in the amount of R$179,122 were also recorded, the main factor being credit for the negative balance of IRPJ for 2022.

The accumulated tax credits arise basically from PIS and COFINS credits on purchases of raw materials used in production. The realization of these credits normally occurs through offsetting against domestic sales transactions and through offsetting against other federal taxes payable by the Company.

Accounting Policy

The accumulated tax credits arise basically from ICMS, PIS and COFINS credits on purchases of raw materials and fixed assets used in production. The realization of these credits normally occurs through offset with debits of these taxes, generated by sales operations and other taxed expenses.

The balance of recoverable taxes maintained as current is expected to be offset in the next 12 months, as well as based on analysis and budget projection approved by Management. The Company does not foresee risks of non-realization of these tax credits, provided that these budget projections materialize.